SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549

                                        FORM 8-K

                                     CURRENT REPORT

                         Pursuant to Section 13 or 15(d) of the
                             Securities Exchange Act of 1934



                       Date of Report (date of earliest event
                      reported) : November 26, 1999


                               LEHMAN ABS CORPORATION,
                        (as depositor under the Sale and
                  Servicing Agreement, dated as of September 1, 1999)

                            LEHMAN ABS CORPORATION
            (Exact name of registrant as specified in its charter)
            -------------------------------------------------------


         Delaware                       333-76627          13-3447441
- --------------------------------      -------------    -------------------
(State or Other Jurisdiction of        (Commission      (I.R.S. Employer
       Incorporation)                  File Number)     Identification No.)

                         Three World Financial Center
                               200 Vesey Street
                           New York, New York 10022
                    --------------------------------------
                   (Address of Principal Executive Offices)
                                  (Zip Code)


       Registrant's telephone number, including area code (212) 526-7000



Item 5.         Other Events

         Reference is made to the Champion Home Equity Loan Trust 1999-3, Home Equity Loan Asset-Backed Notes, Series 1999-3, Class A Notes, issued pursuant to an indenture, dated as of September 1, 1999 between Champion Home Equity Loan Trust 1999-3 (the "Trust") and Harris Trust and Savings Bank, as Indenture Trustee. Principal payments and accrued and unpaid interest due on the Class A Notes will be unconditionally and irrevocably guaranteed by a policy issued by MBIA Insurance Corporation (the "MBIA Policy").

        A.      Monthly Report Information:
                        See Exhibit No. 1

                B. No delinquency in payment under the Insurance and Reimbursement Agreement has occurred.

                C.      Have any deficiencies occurred?   NO.
                               Date:
                               Amount:

                D. Were any amounts paid or are any amounts payable under the Insurance and Reimbursement Agreement? NO
                                Amount:

                E.      Are there any developments with respect to the
                        Insurance and Reimbursement Agreement?         NONE.

                F.      Item 1: Legal Proceedings:             NONE

                G.      Item 2: Changes in Securities:         NONE

                H Item 4: Submission of Matters to a Vote of Certificatholders: NONE

                I. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

         Exhibit No.

 1.      Monthly Distribution Report dated                     26-Nov-99

HARRIS TRUST AND SAVINGS BANK
311 WEST MONROE, 12TH FLOOR
CHICAGO, ILLINOIS 60690

CHAMPION HOME EQUITY LOAN ASSET-BACKED NOTES
SERIES 1999-3

STATEMENT TO NOTEHOLDERS PREPARED BY THE MASTER SERVICER
PURSUANT TO SECTION 5.03 OF THE SALE AND SERVICING AGREEMENT (SSA) DATED AS OF SEPTEMBER 1, 1999

              Distribution Date:                                11/26/99

5.03(a)i
Available Funds for Group 1                                3,397,396.57
Available Funds for Group 2                                  718,790.13
Available Funds for Group 3                                2,038,351.29

Class I-A Note Rate                                             5.73875%
Class II-A Note Rate                                            5.80875%
Class III-A Note Rate                                           5.74875%
Group 1 Senior Interest Participation Rate                      1.50000%
Group 2 Senior Interest Participation Rate                      1.00000%
Group 3 Senior Interest Participation Rate                      1.50000%

5.03(a)ii
Previous Class I-A Note Principal Balance                  199,013,249.82
Previous Class II-A Note Principal Balance                 49,564,481.91
Previous Class III-A Note Principal Balance                98,925,252.92
Previous Senior Interest Part Not'l Prin Balance           199,285,879.00
Previous Senior Interest Part Not'l Prin Balance           49,641,998.11
Previous Senior Interest Part Not'l Prin Balance           99,060,853.38
Previous Total Senior Interest Part Not'l Prin Balance     347,988,730.49

Previous Group 1 Principal Balance                         199,285,879.00
Previous Group 2 Principal Balance                         49,641,998.11
Previous Group 3 Principal Balance                         99,060,853.38
Previous Pool Principal Balance                            347,988,730.49

5.03(a)iii
Aggregate Group 1 Prin Collections for the Due Period      1,695,224.65
Aggregate Group 1 Int Collections for the Due Period       1,601,094.66
Total Group 1 Collections for the Due Period               3,296,319.31

Aggregate Group 2 Prin Collections for the Due Period        302,317.88
Aggregate Group 2 Int Collections for the Due Period         392,031.68
Total Group 2 Collections for the Due Period                 694,349.56

Aggregate Group 3 Prin Collections for the Due Period      1,193,923.79
Aggregate Group 3 Int Collections for the Due Period         794,032.38
Total Group 3 Collections for the Due Period               1,987,956.17

5.03(a)iv
Number and Prin Balance of Loans Subject to Principal Prepayments
                                      Number                  Balance
Group 1                                      21            1,395,387.50
Group 2                                       3              239,363.07
Group 3                                      10              985,258.74

5.03(a)v
The Amount of all Curtailments that were Received during the Due Period
Group 1                                                       49,307.83
Group 2                                                        7,305.88
Group 3                                                       86,596.62

5.03(a)vi
Principal Portion of all Monthly Payments Received during the Due Period
Group 1                                                      250,529.32
Group 2                                                       55,648.93
Group 3                                                      122,068.43

5.03(a)vii
Amount of Interest Received on the Mortgage Loans
Group 1                                                    1,601,094.66
Group 2                                                      392,031.68
Group 3                                                      794,032.38

5.03(a)viii
Amount Required to be Paid by the Seller in respect of Group 1
Pursuant to Section 2.02 of the SSA                                0.00
Pursuant to Section 2.04 of the SSA                                0.00
Pursuant to Section 2.06 of the SSA                                0.00

Amount Required to be Paid by the Seller in respect of Group 2
Pursuant to Section 2.02 of the SSA                                0.00
Pursuant to Section 2.04 of the SSA                                0.00
Pursuant to Section 2.06 of the SSA                                0.00

Amount Required to be Paid by the Seller in respect of Group 3
Pursuant to Section 2.02 of the SSA                                0.00
Pursuant to Section 2.04 of the SSA                                0.00
Pursuant to Section 2.06 of the SSA                                0.00

5.03(a)ix
Amount of Monthly Advances in respect of Group 1             158,674.39
Amount of Compensating Interest in respect of Group 1          8,829.27

Amount of Monthly Advances in respect of Group 2              37,947.97
Amount of Compensating Interest in respect of Group 2          3,039.82

Amount of Monthly Advances in respect of Group 3              72,510.83
Amount of Compensating Interest in respect of Group 3         10,904.29

CHAMPION HOME EQUITY LOAN ASSET-BACKED NOTES       11/26/99 Page 2 of 3
SERIES 1999-3

5.03(a)x
The Class I-A Note Principal Distribution Amount           2,106,809.03
The Class II-A Note Principal Distribution Amount            414,955.78
The Class III-A Note Principal Distribution Amount         1,395,948.23
The Class I-A Note Interest Distribution Amount            1,015,188.70
The Class II-A Note Interest Distribution Amount             255,917.94
The Class III-A Note Interest Distribution Amount            505,508.04
Group 1 Senior Interest Part Interest Dist Amt               249,107.35
Group 2 Senior Interest Part Interest Dist Amt                41,368.33
Group 3 Senior Interest Part Interest Dist Amt               123,826.07

5.03(a)xi
Outstanding Class Interest Carryover Shortfall After Distribution
Class I-A Note Interest Carryover Shortfall                        0.00
Class II-A Note Interest Carryover Shortfall                       0.00
Class III-A Note Interest Carryover Shortfall                      0.00
Group 1 Senior Interest Part Carryover Shortfall                   0.00
Group 2 Senior Interest Part Carryover Shortfall                   0.00
Group 3 Senior Interest Part Carryover Shortfall                   0.00

5.03(a)xii
The Amount of the Insured Payments for Group 1                     0.00
The Amount of the Insured Payments for Group 2                     0.00
The Amount of the Insured Payments for Group 3                     0.00

5.03(a)xiii
Amount distributed to the Transferor
     Pursuant to Sections 5.01(a)(ii)  of the SSA            414,301.75
     Pursuant to Sections 5.01(a)(ix) of the SSA                   0.00
                                                             414,301.75

5.03(a)xiv
The Class I-A Note Prin Balance after Dist                 196,906,440.79
The Class II-A Note Prin Balance after Dist                49,149,526.13
The Class III-A Note Prin Balance after Dist               97,529,304.69

5.03(a)xv
The Weighted Average Remaining Term to Maturity Group 1             213
The Weighted Average Loan Rate in respect of Group 1           10.44813%

The Weighted Average Remaining Term to Maturity Group 2             205
The Weighted Average Loan Rate in respect of Group 2           10.26534%

The Weighted Average Remaining Term to Maturity Group 3             213
The Weighted Average Loan Rate in respect of Group 3           10.42605%

5.03(a)xvi
The Servicing Fee to be Paid to the
Servicer Pursuant to Section 5.01(a)(vi) of the SSA
Group 1                                                       66,426.40
Group 2                                                       16,547.22
Group 3                                                       33,020.00

The Amounts to be Paid to the Certificate Insurer in respect of Group 1
Pursuant to Section 5.01(a)(iv) of the SSA                         0.00
Pursuant to Section 5.01(a)(viii) of the SSA                       0.00

The Amounts to be Paid to the Certificate Insurer in respect of Group 2
Pursuant to Section 5.01(a)(iv) of the SSA                         0.00
Pursuant to Section 5.01(a)(viii) of the SSA                       0.00

The Amounts to be Paid to the Certificate Insurer in respect of Group 3
Pursuant to Section 5.01(a)(iv) of the SSA                         0.00
Pursuant to Section 5.01(a)(viii) of the SSA                       0.00

5.03(a)xvii
The Premium Amount to be paid to the
Certificate Insurer Pursuant to Section 5.01 of the SSA
Group 1                                                       23,218.21
Group 2                                                        5,782.52
Group 3                                                       11,541.28

5.03(a)xviii
Amount of all Payments or Reimbursements to the
Servicer Pursuant to Section 3.03 of the SSA
Group 1                                                            0.00
Group 2                                                            0.00
Group 3                                                            0.00

5.03(a)xix
Group 1
The O/C Amount after giving effect to such payment           684,213.56
The O/C Reduction Amount                                           0.00
The Excess O/C Amount after giving effect to such payment          0.00
The Specified O/C Amount                                   8,600,005.92
The Excess Spread                                            411,584.38

Group 2
The O/C Amount after giving effect to such payment           190,154.10
The O/C Reduction Amount                                           0.00
The Excess O/C Amount after giving effect to such payment          0.00
The Specified O/C Amount                                   2,825,092.51
The Excess Spread                                            112,637.90

Group 2
The O/C Amount after giving effect to such payment           337,624.90
The O/C Reduction Amount                                           0.00
The Excess O/C Amount after giving effect to such payment          0.00
The Specified O/C Amount                                   4,300,028.85
The Excess Spread                                            202,024.44

5.03(a)xx
Pursuant to Section 5.01(a)(v) of the SSA
Class I-A Noteholders Distributable Excess Spread            411,584.38
Class II-A Noteholders Distributable Excess Spread           112,637.90
Class III-A Noteholders Distributable Excess Spread          202,024.44

5.03(a)xxi
Number of Group 1 Loans at Beginning of Due Period                2,490
Number of Group 1 Loans at End of Due Period                      2,469

Number of Group 2 Loans at Beginning of Due Period                  506
Number of Group 2 Loans at End of Due Period                        503

Number of Group 3 Loans at Beginning of Due Period                1,183
Number of Group 3 Loans at End of Due Period                      1,173

CHAMPION HOME EQUITY LOAN ASSET-BACKED NOTES       11/26/99 Page 3 of 3
SERIES 1999-3

5.03(a)xxii
Group 1 Prin Bal as of the end of the Due Period           197,590,654.35
Group 2 Prin Bal as of the end of the Due Period           49,339,680.23
Group 3 Prin Bal as of the end of the Due Period           97,866,929.59
Pool Principal Bal as of the end of the Due Period         344,797,264.17

5.03(a)xxiii
The Number and Aggregate Principal Balances of Mortgage Loans
which are Delinquent (Delinquency Categories exclude Foreclosures and REOs)
                                  Group 1                          Group 2
               Number    Balance                  Number      Balance
30-59 Days         13    854,980.44                      7   906,273.57
60-89 Days          1     81,000.00                      1    30,000.00
90-269 Days         0          0.00                      0         0.00
270+                0          0.00                      0         0.00
REO                 0          0.00                      0         0.00
Foreclosure         0          0.00                      0         0.00
Bankruptcy          0          0.00                      0         0.00
              Group 3
               Number    Balance
30-59 Days          7    943,435.11
60-89 Days          1     48,000.00
90-269 Days         0          0.00
270+                0          0.00
REO                 0          0.00
Foreclosure         0          0.00
Bankruptcy          0          0.00

5.03(a)xxiv
Unpaid Principal of all loans that became Liquidated Loans during the Due Period
Group 1                                                            0.00
Group 2                                                            0.00
Group 3                                                            0.00

5.03(a)xxv
Net Liquidation Proceeds Received during Due Period
Group 1                                                            0.00
Group 2                                                            0.00
Group 3                                                            0.00

5.03(a)xxvi
Cumulative Losses on the Mortgage Loans
Group 1                                                            0.00
Group 2                                                            0.00
Group 3                                                            0.00

5.03(a)xxvii
The Book Value of any REO
Group 1                                                            0.00
Group 2                                                            0.00
Group 3                                                            0.00

5.03(a)xxviii
The Delinquency Percentage in respect of such Payment Date
Group 1                                                         0.00000%
Group 2                                                         0.00000%
Group 3                                                         0.00000%

5.03(a)xxix
The Cross-Collateralization Reserve Account for Group 1
     Beginning Balance                                             0.00
     Cross-Collateralization Reserve Deposits                      0.00
     Cross-Collateralization Reserve Release Amount                0.00
     Cross-Collateralization Payments from Reserve Account         0.00
     Cross-Collateralization Payments from Excess Available        0.00
     Ending Balance                                                0.00

The Cross-Collateralization Reserve Account for Group 2
     Beginning Balance                                             0.00
     Cross-Collateralization Reserve Deposits                      0.00
     Cross-Collateralization Reserve Release Amount                0.00
     Cross-Collateralization Payments from Reserve Account         0.00
     Cross-Collateralization Payments from Excess Available        0.00
     Ending Balance                                                0.00

The Cross-Collateralization Reserve Account for Group 3
     Beginning Balance                                             0.00
     Cross-Collateralization Reserve Deposits                      0.00
     Cross-Collateralization Reserve Release Amount                0.00
     Cross-Collateralization Payments from Reserve Account         0.00
     Cross-Collateralization Payments from Excess Available        0.00
     Ending Balance                                                0.00

Factor Information (Per $1000)

5.03(a)ii
The Class I-A Note Beginning Balance Factor                995.06624910
The Class II-A Note Beginning Balance Factor               991.28963820
The Class III-A Note Beginning Balance Factor              989.25252920
Group 1 Senior Interest Part Beginning Not'l Bal Factor    996.42939500
Group 2 Senior Interest Part Beginning Not'l Bal Factor    992.83996220
Group 3 Senior Interest Part Beginning Not'l Bal Factor    990.60853380

5.03(a)x
The Class I-A Note Principal Distribution Factor            10.53404515
The Class II-A Note Principal Distribution Factor            8.29911560
The Class III-A Note Principal Distribution Factor          13.95948230

The Class I-A Note Interest Distribution Factor              5.07594350
The Class II-A Note Interest Distribution Factor             5.11835880
The Class III-A Note Interest Distribution Factor            5.05508040
Group 1 Senior Interest Participation Int Dist Factor        1.24553675
Group 2 Senior Interest Participation Int Dist Factor        0.82736660
Group 3 Senior Interest Participation Int Dist Factor        1.23826070

5.03(a)xiv
The Class I-A Note Ending Balance Factor                   984.53220395
The Class II-A Note Ending Balance Factor                  982.99052260
The Class III-A Note Ending Balance Factor                 975.29304690

CHAMPION HOME EQUITY LOAN ASSET-BACKED CERTIFICATES


                                  SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                        LEHMAN ABS CORPORATION

                                        By:  /s/ Keith Richardson
                                            --------------------------
                                             Name:  Keith Richardson
                                             Title: Assistant Vice President
Dated:  November 30, 1999